                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation hereby constitute and appoint Charles S. Sanford, Jr., Eugene B. Shanks, Jr., George J. Vojta, James J. Baechle, Timothy T. Yates and James T. Byrne, Jr., or any one of them, their true and lawful attorney or attorneys and agent or agents, with the power and authority to sign the names of the undersigned to the Annual Report for the year 1994 of Bankers Trust New York Corporation on Form 10-K pursuant to
Section 13 of the Securities and Exchange Act of 1934 and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.


February 21, 1995                               Bankers Trust New York Corporation


                                                By /S/  CHARLES S. SANFORD, JR.
                                                        ----------------------------
                                                        Charles S. Sanford, Jr.
                                                        Chairman of the Board



/S/ CHARLES S. SANFORD, JR.
    --------------------------------------
    Charles S. Sanford, Jr.
    Chairman of the Board,
    Chief Executive Officer and Director
    (Principal Executive Officer)



/S/ TIMOTHY T. YATES
    --------------------------------------
    Timothy T. Yates
    Chief Financial Officer and Controller
    (Principal Financial Officer)



/S/ GEOFFREY M. FLETCHER
    --------------------------------------
    Geoffrey M. Fletcher
    Senior Vice President
    (Principal Accounting Officer)

                                                                                                       FEBRUARY 21, 1995
/S/ GEORGE B. BEITZEL
    --------------------------------------
    George B. Beitzel                                   Director


/S/ PHILLIP A. GRIFFITHS
    --------------------------------------
    Phillip A. Griffiths                                Director


/S/ WILLIAM R. HOWELL
    --------------------------------------
    William R. Howell                                   Director


/S/ JON M. HUNTSMAN
    --------------------------------------
    Jon M. Huntsman                                     Director


/S/ VERNON E. JORDAN, JR.
    --------------------------------------
    Vernon E. Jordan, Jr.                               Director


/S/ HAMISH MAXWELL
    --------------------------------------
    Hamish Maxwell                                      Director


/S/ DONALD F. McCULLOUGH
    --------------------------------------
    Donald F. McCullough                                Director


/S/ N.J. NICHOLAS JR.
    --------------------------------------
    N.J. Nicholas Jr.                                   Director


/S/ RUSSELL E. PALMER
    --------------------------------------
    Russell E. Palmer                                   Director


/S/ DIDIER PINEAU-VALENCIENNE
    --------------------------------------
    Didier Pineau-Valencienne                           Director


/S/ EUGENE B. SHANKS, JR.
    --------------------------------------
    Eugene B. Shanks, Jr.                               Director


/S/ PATRICIA C. STEWART
    --------------------------------------
    Patricia C. Stewart                                 Director


/S/ GEORGE J. VOJTA
    --------------------------------------
    George J. Vojta                                     Director




                                      100